EXHIBIT 10.129
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THIRD AMENDED AND RESTATED
TECHNOLOGY TRANSFER AND LICENSE AGREEMENT
This THIRD AMENDED AND RESTATED TECHNOLOGY TRANSFER AND LICENSE AGREEMENT (this “Agreement”), is made and entered into as of this 17th day of January, 2013, by and between Micron Technology, Inc, a Delaware corporation (“Micron”), and Nanya Technology Corporation (Nanya Technology Corporation [Translation from Chinese]), a company incorporated under the laws of the Republic of China (“NTC”). (Micron and NTC are referred to in this Agreement individually as a “Party” and collectively as the “Parties”).
RECITALS
A.    Micron currently designs and manufactures Stack DRAM Products (as defined herein) and develops Process Technology (as defined herein) therefor. Micron previously developed Process Nodes for 68nm and 50nm geometries along with certain Stack DRAM product designs associated therewith and licensed these Process Nodes and product designs to NTC pursuant to the Technology Transfer and License Agreement for 68-50nm Process Nodes dated April 21, 2008, as amended. In addition, NTC and Micron engaged in joint development and/or optimization of Process Technology for process nodes of dimensions less than 50nm and joint development of Stack DRAM Designs for Stack DRAM Products to be manufactured on such process nodes of less than 50nm pursuant to the JDP Agreement and the JDP-CSA Agreement (as defined herein). This joint development activity was based on and incorporated certain technology derived from the 68nm and 50nm Process Nodes. This joint development activity yielded the 42nm and 30nm JDP Process Nodes otherwise known among the Parties as the 70 Series and 80 Series nodes respectively.
B.    To effectuate their desires contemporaneously with their formation of their joint venture MeiYa Technology Corporation, a company limited by shares organized under the laws of the Republic of China (“MeiYa”), Micron licensed NTC under Background IP and certain Foundational Know-How for use in connection with the design, development and manufacture of certain Stack DRAM Products using JDP Process Nodes pursuant to that certain Technology Transfer and License Agreement between Micron and NTC dated April 21, 2008 (“Original Agreement”). Pursuant to the Original Agreement, NTC licensed NTC Foundational Know-How that was transferred or disclosed to Micron for the design, development and manufacture of certain Stack DRAM Products.
C.    NTC and an Affiliate of Micron became parties to that certain Joint Venture Agreement dated as of November 26, 2008 involving the ownership and operations of Inotera Memories, Inc., a company limited by shares under the laws of the Republic of China (“IMI”), and in connection therewith combined their ownership and operations of MeiYa with that of IMI such that MeiYa ceased to exist.

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D.    The Parties amended and restated the Original Agreement on November 26, 2008, to account for the transactions contemplated by the Joint Venture Documents (as defined below) related to IMI upon the terms and conditions set forth in that amendment (the “First Amended Agreement”).
E.    The Parties amended and restated the First Amended Agreement on April 9, 2010, to account for, among other items, certain changes related to the JDP-CSA Agreement, entered into on even date therewith, and certain changes to the royalty provisions (the “Second Amended and Restated Technology Transfer and License Agreement”).
F.    The Parties now desire to amend and restate the Second Amended and Restated Technology Transfer and License Agreement upon the terms and conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual promises and agreements herein set forth, the Parties, intending to be legally bound, hereby agree as follows.
ARTICLE 1
DEFINITIONS; CERTAIN INTERPRETATIVE MATTERS
1.1    Definitions.
“Adjusted Revenues” means (a) with respect to [***], the difference of A minus B, wherein “A” equals the [***] from the [***] of [***] and “B” equals [***] associated with [***], if any, provided, however, that Adjusted Revenues (i) shall not include any Foundry Customer Adjusted Revenues, and (ii) cannot be less than zero; and (b) with respect to [***], (x) the difference of C minus D, wherein “C” equals the [***] from the [***] of [***] and “D” equals the [***] associated with [***], provided, however, that Adjusted Revenues cannot be less than zero.
“Affiliate” means, with respect to any specified Person, any other Person that directly or indirectly, including through one or more intermediaries, controls, or is controlled by, or is under common control with such specified Person; and the term “affiliated” has a meaning correlative to the foregoing.
“Agreement” shall have the meaning set forth in the preamble to this Agreement.
“Applicable Law” means any applicable laws, statutes, rules, regulations, ordinances, orders, codes, arbitration awards, judgments, decrees or other legal requirements of any Governmental Entity.

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“Amendment Date” means January 1, 2013.
“Background IP” means (a) Process Technology for the 68 nm and 50 nm Primary Process Nodes used by Micron as of the Effective Date to manufacture and test Stack DRAM Products, including the associated Probe Testing programs and methodologies, and to the extent required to support baseline quality levels on Commodity Stack DRAM Products and JEDEC standard Stack DRAM Modules, assembly testing, FT, Burn-In, and module testing methodologies and programs or algorithms, as such Process Technology is described in the information listed on Schedule 1, (b) the Stack DRAM Designs for Commodity Stack DRAM Products made on such Process Nodes, which designs are listed on Schedule 2, and the information relating to such designs listed on Schedule 2 to the extent existing as of the Effective Date, and (c) the process of record and model of record associated with the foregoing as they exist as of the Effective Date, including, in each case (a), (b) and (c), the associated IP Rights of Micron therein, but excluding (i) anything that cannot be shared with NTC without further permission or consent of, further payment to, or breach of agreement with, any Third Party and (ii) any Patent Rights.
“BEOL Costs” means the back-end assembly (including module and packaging) and test costs of NTC incurred after Probe Testing of the Stack DRAM wafer from which such Stack DRAM Product is made.
“Burn-In” means a mechanism to stress and/or burn the DRAM Products in wafer and/or package forms, as applicable, to help predict or ensure the early life failure can be screened out in the product qualification and production stage.
“Burn-In Document” means a document that describes the specification of voltage and test pattern settings in the Burn-In test program. The Burn-In Document also describes the methodology of how the voltage and test pattern settings are optimized.
“Change of Control” means, with respect to a Party, (i) any Third Party becoming the beneficial owner of securities of such Party representing more than fifty percent (50%) of the total of all then outstanding voting securities; (ii) a merger or consolidation of such Party with or into a Third Party, other than a merger or consolidation that would result in the holders of the voting securities immediately prior thereto holding securities that represent immediately after such merger or consolidation more than fifty percent (50%) of the total combined voting power of the entity that survives such merger or consolidation or the parent of the entity that survives such merger or consolidation; or (iii) the sale or disposition of all or substantially all of the assets of such Party to a Third Party, wherein the holders of such Party's outstanding voting securities immediately before such sale do not, immediately after sale, own or control directly or indirectly equity representing a majority of the outstanding voting securities of such Third Party.
“Commodity Stack DRAM Products” means Stack DRAM Products for system main memory for computing or Mobile Devices, in each case that are fully compliant with one or more Industry Standard(s).

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“Confidential Information” means that information described in Section 8.1 deemed to be “Confidential Information” under the Mutual Confidentiality Agreement if disclosed on or after the Effective Date and prior to the Amendment Date, or information that meets the definition of Confidential Information as set forth in the Micron-NTC Mutual NDA if provided, disclosed, obtained or accessed on or after the Amendment Date.
“Contractor” means a Third Party who (a) is contracted by a Party on or after the Effective Date and prior to the Amendment Date in connection with work to be conducted by such Party under a SOW, (b) has agreed to assign to such contracting Party all rights in and to any inventions, discoveries, improvements, processes, copyrightable works, mask works, trade secrets or other technology that are conceived or first reduced to practice, whether patentable or not, as a result of any performance by such Third Party of any obligations of such Party under a SOW, and all Patent Rights, IP Rights and other intellectual property rights in the foregoing, and (c) has agreed to grant a license to such contracting Party, with the right to sublicense of sufficient scope that includes the other Party, under all Patent Rights, IP Rights and other rights of the Third Party reasonably necessary for such contracting Party and the other Party to exploit the work product created by the Third Party consistent with the rights granted by the contracting Party to the other Party under the Joint Venture Documents.
“Control” (whether capitalized or not) means the power or authority, whether exercised or not, to direct the business, management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, which power or authority shall conclusively be presumed to exist upon possession of beneficial ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members, shareholders or other equity holders of such Person or power to control the composition of a majority of the board of directors or like governing body of such Person; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Controlled Facility” of a company means (i) a wafer fabrication facility owned by such company, (ii) a wafer fabrication facility owned by an entity that is Controlled by such company, and/or (iii) a wafer fabrication facility for which such company has a contractual right to receive at least [***] percent ([***]%) of the output of such wafer fabrication facility for at least [***] consecutive months.
“Density” means the physical density of (i.e., total number of bits that can be stored in) a Stack DRAM Product.
“Design Qualification” means, with respect to each Stack DRAM Design or Stack DRAM Module, when (a) the corresponding Stack DRAM Product can be made fully compliant with any applicable Industry Standard(s) (if any) and the defects per million die quality level meets or exceeds the level necessary for high volume shipments for desktop and notebook personal computers or Mobile Devices, or (b) such other or additional parameters as may be defined in the Design SOW as “Design Qualification” for such Stack DRAM Design, such as meeting or exceeding specified

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measurements during tests specified under “Design Qualification” in Schedule 8 of the JDP Agreement or the JDP-CSA Agreement, as applicable, for computer server or other applications specified in the applicable Design SOW.
“Design SOW” means any SOW primarily directed to the development of a new Stack DRAM Design, modification of a pre-existing Stack DRAM Design, development of a new Stack DRAM Module or modification of a pre-existing Stack DRAM Module prior to the Amendment Date.
“DRAM Product” means any stand-alone semiconductor device that is a dynamic random access memory device and that is designed or developed primarily for the function of storing data, in die, wafer or package form.
“Effective Date” means April 21, 2008, the effective date of the Original Agreement.
“Existing Entity” means with respect to Micron or NTC, the facilities, entities, partnerships or joint ventures of Micron or NTC listed on Schedule 3, and the continuation or extension of such existing facilities, entities, partnerships or joint ventures, only for so long as they remain an Affiliate of either Micron or NTC, as the case may be.
“First Amended Agreement” has the meaning set forth in the Recitals to this Agreement.
“Force Majeure Event” means the occurrence of an event or circumstance beyond the reasonable control of a Party and includes, without limitation, (a) explosions, fires, flood, earthquakes, catastrophic weather conditions, or other elements of nature or acts of God; (b) acts of war (declared or undeclared), acts of terrorism, insurrection, riots, civil disorders, rebellion or sabotage; (c) acts of federal, state, local or foreign Governmental Entity; (d) labor disputes, lockouts, strikes or other industrial action, whether direct or indirect and whether lawful or unlawful; (e) failures or fluctuations in electrical power or telecommunications service or equipment; and (f) delays caused by the other Party or third-party nonperformance (except for delays caused by a Party's Contractors, subcontractors or agents).
“Foundational Know-How” means, with respect to each Party, any semiconductor process development technologies, designs, layouts, methodologies, algorithms or programs, including Probe Testing, assembly, FT, and Burn-In, that are used by such Party in its operations at any time on or after the Effective Date and before the Amendment Date for the design, development, manufacture, or test through Design Qualification or Process Qualification, as applicable, of DRAM Products or DRAM Modules that comply with an Industry Standard and that can be shared with the other Party under the terms of this Agreement without any further permission or consent of, further payment to, or breach of agreement with, any Third Party and including all IP rights in the above; provided, however, the term “Foundational Know-How” does not include (a) any semiconductor process development technologies, designs, layouts, methodologies or algorithms that (i) are first created by a Party for use in connection with the manufacture or testing of NAND

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Flash Memory Products or Imaging Products and are not used in DRAM Products or DRAM Modules or (ii) that constitute JDP Work Product or a JDP Invention or any IP Rights therein, or (b) any Patent Rights.
“Foundry Customer” means a Third Party customer for Stack DRAM Products, the [***] by the [***] to the [***] by a [***]:
(a) such customer:
(i) does not [***] Stack DRAM Products in any [***] and does not develop any [***] for use in the [***]; and
(ii) is not a [***] in a [***] Micron or any of Micron's Affiliates (except where such customer is a [***] in a [***] Micron or any of Micron's Affiliates [***]; and
(b) all Stack DRAM Products to [***]:
(x) have a [***] that is [***] (wherein a [***] is the [***] of the [***] with respect to a [***], so that [***] the [***] for the relevant [***], and
(y) are not [***] that has been in [***] for [***] after [***].
“Foundry Customer Adjusted Revenues” means the difference of A minus B, wherein “A” equals the [***] received from the [***] for a [***]; and “B” equals the [***] associated with the [***], if any.
“Foundry Customer Products” means Stack DRAM Products manufactured by NTC for a Foundry Customer where such products are provided to such Foundry Customer for resale by or on behalf of that Foundry Customer or for internal use by that Foundry Customer.
“FT” means final tests including high and low temperature functional tests and Burn-In test for a DRAM Product in package form.
“GAAP” means, with respect to Micron, United States generally accepted accounting principles, and with respect to NTC, Republic of China generally accepted accounting principles, in each case, as consistently applied by the Party for all periods at issue.
“Gross Revenues” means, with respect to a Stack DRAM Product or Stack DRAM Module, the gross proceeds actually received by NTC or its Affiliate for the sale or other transfer of such Stack DRAM Product or Stack DRAM Module to a Third Party that is not an Affiliate, less any credits, discounts, returns and rebates actually applied or allowed or refunds actually given with respect to such Stack DRAM Product or Stack DRAM Module; provided, however, that Gross Revenues cannot be less than zero.

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“Governmental Entity” means any governmental authority or entity, including any agency, board, bureau, commission, court, municipality, department, subdivision or instrumentality thereof.
“IMI” has the meaning set forth in the Recitals to this Agreement.
“Industry Standard” means the documented technical specifications that set forth the pertinent technical and operating characteristics of a DRAM Product if such specifications are publicly available for use by DRAM manufacturers, and if (a) Micron or NTC and (b) at least [***] other DRAM manufacturers that each account for at least [***] per cent ([***]%) of the sales of the global market (as such sales/market are reported by Gartner Dataquest) for DRAM Products make commercially available products that are fully compliant with such specifications. All JEDEC specifications for system main memory for computers and/or Mobile Devices are deemed “Industry Standards.”
“Internal Qualification” means with respect to the 42nm Process Node, October 20, 2010, and with respect to the 30nm Process Node, November 22, 2011.
“IP Omnibus Agreement” means that certain Omnibus IP Agreement by and between Micron and NTC entered into on even date herewith.
“IP Rights” means copyrights, rights in trade secrets, Mask Work Rights and pending applications or registrations of any of the foregoing anywhere in the world. The term “IP Rights” does not include any Patent Rights or rights in trademarks.
“JDP Agreement” means that certain Amended and Restated Joint Development Program Agreement by and between Micron and NTC effective as of November 26, 2008 and terminated pursuant to the IP Omnibus Agreement as of the Amendment Date.
“JDP-CSA Agreement” means that certain Joint Development Program and Cost Sharing Agreement by and between Micron and NTC effective as of April 9, 2010 and terminated pursuant to the IP Omnibus Agreement as of the Amendment Date.
“JDP Committee” means the committee formed and operated by Micron and NTC to govern the performance of the Parties under the JDP Agreement or the JDP-CSA Agreement prior to the Amendment Date.
“JDP Inventions” means all discoveries, improvements, inventions, developments, processes or other technology, whether patentable or not, that is/are conceived by one or more Representatives of one or more of the Parties in the course of activities conducted under the JDP Agreement or the JDP-CSA Agreement prior to the Amendment Date.
“JDP IP Royalties” means any royalties owed pursuant to Section 4.1.

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“JDP Process Nodes” means the 42nm and 30nm Process Nodes (otherwise known as the 70 Series and 80 Series nodes respectively) developed pursuant to the JDP-CSA and including any Background IP and Micron Foundational Know How contained therein.
“JDP Work Product” means the tangible work product created under either the JDP Agreement or the JDP-CSA Agreement in the performance of any SOW prior to the Amendment Date, including all documentation, records, Software, methodology, drawings, masks, databases and other tangible materials created in performing any SOW, regardless of the form in which such work product is originally created or thereafter reproduced, translated, converted or stored.
“Joint Venture Agreement” means that certain Joint Venture Agreement, dated as of the date hereof, by and among MNL, Numonyx B.V., MTT, and NTC.
“Joint Venture Company” means either IMI or MeiYa, as the context dictates.
“Joint Venture Documents” means (i) the Master Agreement, (ii) the documents, agreements and instruments referred to in Articles 5 and 7 of such Master Agreement, (iii) the IP Omnibus Agreement, and (iv) the documents, agreements and instruments referred to in Articles II and III of the IP Omnibus Agreement.
“Mainstream Stack DRAM Product” means for a [***], the particular Stack DRAM Product manufactured on the 42nm Process Node or the 30nm Process Node, as the context dictates, by [***] of which [***] the [***] by unit [***] which are manufactured on the same Process Node.
“Mask Work Rights" means rights under the United States Semiconductor Chip Protection Act of 1984, as amended from time to time, or under any similar equivalent laws in countries other than the United States.
“Master Agreement” means that certain Master Agreement, dated as of the date hereof, among Micron, MNL, Numonyx B.V., MSA, MTT, NTC, and IMI.
“MeiYa” shall have the meaning set forth in the Recitals to this Agreement.
“Micron” shall have the meaning set forth in the preamble to this Agreement.
“Micron Competitor” means (a) [***], and any Subsidiaries of the companies set forth above; (b) any successor-in-interest of any of the companies referenced  in (a) above and any successors to all or substantially all of their respective Memory Products businesses; (c) any Affiliate of any company set forth in (a) above; or (d) a company that uses its Controlled Facility to manufacture Memory Products in wafer form and that derives (either on a consolidated or standalone basis) at least [***] percent ([***]%) of its revenue from the manufacture or sale of Memory Products (based on the last fiscal year of such revenue).

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“Micron Foundry Products” means any product, of whatever kind or nature, manufactured by Micron or by a Micron Affiliate for a Micron customer pursuant to a design owned by or licensed to such customer, and where such products are provided to such customer for resale by or on behalf of that customer or for internal use by that customer, [***] such customer is not a [***] in a [***] NTC or any of NTC's Affiliates (except where such customer is a [***] in a [***] Micron or any of Micron's Affiliates [***].
“Micron-NTC Mutual NDA” means the Micron-NTC Mutual Nondisclosure Agreement entered into by and between Micron and NTC on even date herewith.
“Micron Products” means DRAM Products and/or any other products manufactured and sold by or for Micron or any of its Affiliates the design for which (i) is owned by Micron or any of its Affiliates, (ii) was co-developed by the Parties pursuant to Design SOWs under the JDP Agreement or the JDP-CSA Agreement, or (iii) is licensed by NTC or a Third Party to Micron or any of its Affiliates.
“Micron Qualified Fab” means (a) a semiconductor manufacturing facility that is directly or indirectly, through one or more wholly-owned Subsidiaries, wholly-owned by Micron or operated by any Existing Entity of Micron but only for so long as such facility [***], (b) [***], and (c) any other semiconductor manufacturing facility mutually agreed in writing to be a “Micron Qualified Fab” by the Parties.
“MNL” means Micron Semiconductor B.V., a private limited liability company organized under the laws of the Netherlands.
“MSA” means Micron Semiconductor Asia Pte. Ltd., a private limited company organized under the laws of Singapore.
“MTT” means Micron Technology Asia Pacific, Inc., an Idaho corporation.
“Mobile Device” means a handheld or portable device using as its main memory one or more Stack DRAM Products that is/are compliant with an Industry Standard and that has low-power characteristics for wireless applications, such as LPDDR and LPDDR2.
“Mutual Confidentiality Agreement” means that certain Second Amended and Restated Mutual Confidentiality Agreement dated as of November 26, 2008, among NTC, NTC's Subsidiaries (as defined therein), Micron, Micron's Subsidiaries (as defined therein), MNL, MeiYa and IMI, as amended by Amendment No. 1 on April 9, 2010, and terminated pursuant to the IP Omnibus Agreement as of the Amendment Date.
“NAND Flash Memory Product” means a non-volatile semiconductor memory device containing memory cells that are electrically programmable and electrically erasable whereby the memory cells consist of one or more transistors that have a floating gate, charge trapping regions

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or any other functionally equivalent structure utilizing one or more different charge levels (including binary or multi-level cell structures), with or without any on-chip control, I/O and other support circuitry, in wafer, die or packaged form.
“Nan Ya Plastics” shall have the meaning set forth in Section 9.2(e) to this Agreement.
“NTC” shall have the meaning set forth in the preamble to this Agreement.
“NTC Products” means Stack DRAM Products and/or Stack DRAM Modules, the design for which (i) is owned by NTC either solely or jointly with Micron, or (ii) is licensed by Micron to NTC pursuant to this Agreement.
“NTC Qualified Fab” means NTC's semiconductor manufacturing facility located at No. 98 Nanlin Rd., Taishan District, New Taipei City, Taiwan, ROC (i.e., NTC's Fab 3A) but only for so long as (i) such facility is [***] and (ii) no other [***] has a [***] or [***], directly or indirectly, [***] any of the [***] in such facility. For purposes of this definition, a [***] shall not be considered the type of [***] described in subsection (ii) above.
“Numonyx B.V.” means Numonyx Holdings B.V., a private limited liability company organized under the laws of the Netherlands.
“OEM” shall have the meaning set forth in Section 4.1(b) to this Agreement.
“Optimized Process Node” means the optimization, simplification, or enhancement of a Primary Process Node designed to make operation of the Primary Process Node more efficient without changing the minimum, repeatable half pitch on a device (minimum physical feature size or line width) of the Primary Process Node.
“Original Agreement” shall have the meaning set forth in the Recitals to this Agreement.
“Party” and “Parties” shall have the meaning set forth in the preamble to this Agreement.
“Patent Rights” means all rights associated with any and all issued and unexpired patents and pending patent applications in any country in the world, together with any and all divisionals, continuations, continuations-in-part, reissues, reexaminations, extensions, foreign counterparts or equivalents of any of the foregoing, wherever and whenever existing.
“Person” means any natural person, corporation, joint stock company, limited liability company, association, partnership, firm, joint venture, organization, business, trust, estate or any other entity or organization of any kind or character.
“Primary Process Node” means a generation of Process Technology that results in substantial manufacturing efficiencies through either a reduction in the minimum repeatable half pitch of a device (minimum physical feature size or line width) relative to the prior generation of

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such technology (e.g., the 68nm Process Node or the 50nm Process Node, etc.) or a change in memory cell architecture (e.g. 4F2 and 6F2 cells).
“Probe Testing” means testing, using a wafer test program as set forth in the applicable specifications, of a wafer that has completed all processing steps deemed necessary to complete the creation of the desired Stack DRAM integrated circuits in the die on such wafer, the purpose of which test is to determine how many and which of the die meet the applicable criteria for such die set forth in the specifications.
“Process Development Contractor” means a Third Party engaged by NTC to develop process technology solely for use by NTC at the NTC Qualified Fab [***] such Third Party is not a [***] in a [***] Micron or any of Micron's Affiliates (except where such Third Party is a [***] Micron or any of Micron's Affiliates [***].
“Process Node” means a collection of process technology and equipment that enables the production of semiconductor wafers for a particular minimum repeatable half pitch of a device (minimum physical feature size or line width) and often designated by the size of such pitch (e.g., the 68 nm Process Node or the 50 nm Process Node, etc.).
“Process Qualification” means, with respect to each Primary Process Node and Optimized Process Node, when (a) the Stack DRAM Products or Stack DRAM Modules designed to be on the node can be made fully compliant with any applicable Industry Standard(s) (if any) and the defects per million die quality level meets or exceeds the level necessary for high volume shipments for desktop and notebook personal computer applications or (b) or such other or additional parameters as may be defined in the Process SOW as “Process Qualification” for the Primary Process Node or the Optimized Process Node that is the subject of the SOW, such as any of those parameters for “Process Qualification” set forth in Schedule 8 of the JDP Agreement or the JDP-CSA Agreement for computer server or other applications specified in the applicable Process SOW prior to the Amendment Date.
“Process SOW” means any SOW in effect prior to the Amendment Date primarily directed to the development of Process Technology, including the development of a Primary Process Node or an Optimized Process Node to be used by a Joint Venture Company, Micron or NTC in the manufacture of Stack DRAM Products.
“Process Technology” means that process technology developed by one or both Parties before expiration of the Term and utilized in the manufacture of Stack DRAM wafers, including Probe Testing and technology developed through Product Engineering thereof, regardless of the form in which any of the foregoing is stored, but excluding any Patent Rights and any technology, trade secrets or know-how that relate to and are used in any back-end operations (after Probe Testing).

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“Product Engineering” means any one or more of the engineering activities described on Schedule 7 to the JDP Agreement or the JDP-CSA Agreement as applied to Stack DRAM Products or Stack DRAM Modules.
“RASL” means that certain Second Amended and Restated Restricted Activities Side Letter agreement by and between the Parties effective as of April 9, 2010 and terminated pursuant to the IP Omnibus Agreement as of the Amendment Date.
“Recoverable Taxes” shall have the meaning set forth in Section 4.7(a).
“Representative” means with respect to a Party, any director, officer, employee, agent or Contractor of such Party or a professional advisor to such Party, such as an attorney, banker or financial advisor of such Party who is under an obligation of confidentiality to such Party by contract or ethical rules applicable to such Person.
“Second Amended and Restated Technology Transfer and License Agreement” has the meaning set for in the Recitals to this Agreement.
“Shares” means the ordinary shares of IMI, each having a par value of NT$10.
“Software” means computer program instruction code, whether in human‑readable source code form, machine‑executable binary form, firmware, scripts, interpretive text, or otherwise. The term “Software” does not include databases and other information stored in electronic form, other than executable instruction codes or source code that is intended to be compiled into executable instruction codes.
“SOW” means a statement of the work that describes research and development work to be performed under the JDP Agreement or the JDP-CSA Agreement prior to the Amendment Date and that has been adopted by the relevant JDP Committee pursuant to the procedures set forth therein.
“Stack DRAM” means dynamic random access memory cells that function by using a capacitor arrayed predominantly above the semiconductor substrate.
“Stack DRAM Design” means, with respect to a Stack DRAM Product, the corresponding design components, materials and information listed on Schedule 3 of the JDP Agreement or the JDP-CSA Agreement or as otherwise determined by the relevant JDP Committee in a SOW.
“Stack DRAM Module” means one or more Stack DRAM Products in a package or module (whether as part of a SIMM, DIMM, multi-chip package, memory card or other memory module or package).

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“Stack DRAM Product” means any memory device comprising Stack DRAM, whether in die or wafer form, manufactured by using a JDP Process Node.
“Subsidiary” means, with respect to any specified Person, any other Person that, directly or indirectly, including through one or more intermediaries, is controlled by such specified Person.
“Tax” or “Taxes” means any federal, state, local or foreign net income, gross income, gross receipts, sales, use ad valorem, transfer, franchise, profits, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, customs, duties or other type of fiscal levy and all other taxes, governmental fees, registration fees, assessments or charges of any kind whatsoever, together with any interest and penalties, additions to tax or additional amounts imposed or assessed with respect thereto.
“Taxing Authority” means any Governmental Entity exercising any authority to impose, regulate or administer the imposition of Taxes.
“Term” shall have the meaning set forth in Section 9.1.
“Third Party” means any Person other than NTC or Micron.
“TTLA 20” means that certain Technology Transfer and License Option Agreement for 20nm Process Nodes dated as of the date hereof, between the Parties, as may be amended from time to time.
“TTLA 68-50” means that certain Second Amended and Restated Technology Transfer and License Agreement for 68-50nm Process Nodes dated as of the date hereof, between the Parties, as may be amended from time to time.
“[***]” means [***] pursuant to which [***] is required to [***] any of the [***] under the [***].
1.2    Certain Interpretive Matters.
(a)    Unless the context requires otherwise, (1) all references to Sections, Articles, Exhibits, Appendices or Schedules are to Sections, Articles, Exhibits, Appendices or Schedules of or to this Agreement, (2) each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP, (3) words in the singular include the plural and vice versa, (4) the term “including” means “including without limitation,” and (5) the terms “herein,” “hereof,” “hereunder” and words of similar import shall mean references to this Agreement as a whole and not to any individual section or portion hereof. Unless otherwise denoted, all references to $ or dollar amounts will be to lawful currency of the United States of America. All references to “day” or “days” will mean calendar days.

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(b)    No provision of this Agreement will be interpreted in favor of, or against, either Party by reason of the extent to which (1) such Party or its counsel participated in the drafting thereof or (2) any such provision is inconsistent with any prior draft of this Agreement or such provision.
ARTICLE 2
LICENSES
2.1    Micron Grant to NTC. Subject to the terms and conditions of this Agreement, Micron grants to NTC [***] royalty-bearing (subject to Section 4.1) license to [***] of the [***] transferred by Micron to NTC or to IMI, in each case, [***]:
(a)    to [***] and [***] solely in [***] using [***];
(b)    to [***] (to the extent permissible under [***] by a [***] to be [***] using the [***];
(c)    to [***] in wafer form using [***] and [***] such wafers [***] solely during [***] and solely [***] to a supply agreement entered into by and between NTC and IMI and approved in writing by Micron; and
(d)    to [***] and/or [***] in accordance with the foregoing.
2.2    NTC Grant to Micron. Subject to the terms and conditions of this Agreement, NTC grants to Micron a [***] royalty-free license to [***] the [***] transferred by NTC to Micron or to IMI:
(a)    to [***] and [***];
(b)    to [***] (to the extent permissible under [***] by a [***] to be [***] or any of its Affiliates;
(c)    to [***] in wafer form and [***] such wafers [***] or any of its Affiliates; and
(d)    to [***] and/or [***] in accordance with the foregoing.

2.3    Reservations of Rights.
(a)    Except as expressly set forth in Section 2.1, Micron reserves all of its rights, title and interest in, to and under the Background IP and Foundational Know-How of Micron. No

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right or license is granted under this Agreement by Micron to NTC expressly, impliedly, by estoppel or otherwise, in, to or under any Patent Rights, or, except as expressly set forth in Section 2.1, any IP Rights, material, technology or other intellectual property owned by or licensed to Micron or any of its Affiliates, and NTC shall not exploit any IP Rights of Micron beyond the scope of the rights expressly licensed under Section 2.1.
(b)    Except as expressly set forth in Section 2.2, NTC reserves all of its rights, title and interest in, to and under the Foundational Know-How of NTC. No right or license is granted under this Agreement by NTC to Micron expressly, impliedly, by estoppel or otherwise, in, to or under any Patent Rights, or, except as expressly set forth in Section 2.2, any IP Rights, material, technology or other intellectual property owned by or licensed to NTC or any of its Affiliates, and Micron shall not exploit any IP Rights of NTC beyond the scope of the rights expressly licensed under Section 2.2.
ARTICLE 3
RESERVED
3.1    Intentionally Blank
ARTICLE 4
PAYMENTS
4.1    Royalties for Products Manufactured on JDP Process Nodes.
(a)    NTC shall pay to Micron royalties of [***] of Adjusted Revenues or Foundry Customer Adjusted Revenues, as applicable, for all Stack DRAM Products or Stack DRAM Modules where the Stack DRAM Product was originally made on a JDP Process Node, provided that, NTC shall pay to Micron royalties of [***] of Foundry Customer Adjusted Revenues for all Foundry Customer Products manufactured on a JDP Process Node that have a [***] of [***] the [***] for the relevant [***] wherein a [***] is the [***] with respect to a [***] so that [***] (all royalties referred to under this section shall be referred to as “JDP IP Royalties”).
(b)    If a Stack DRAM Product or a Stack DRAM Module originally manufactured by the NTC Qualified Fab is sold or otherwise transferred to an Affiliate of NTC that is either an end user or an original equipment manufacturer (“OEM”) or a Stack DRAM Product or a Stack DRAM Module originally manufactured by IMI is sold or otherwise transferred to NTC or an Affiliate of NTC wherein NTC or the Affiliate acts as an end user or an OEM, then Gross Revenues under this Agreement and the TTLA 68-50 will also include such sales or other transfer to NTC or the Affiliate and the Gross Revenues used in the calculation of royalties under Section 4.1(a) shall be the greater of (i) the [***] of the [***] the same [***] as sold [***] in the [***] to [***] that are not [***] and (ii) the [***] associated with the [***] to the [***], as applicable.

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(c)    JDP IP Royalties payable under this Section 4.1 are due for all sales or transfers of Stack DRAM Products or Stack DRAM Modules occurring before [***].
4.2    Royalties On Products Made By A Joint Venture Company. Notwithstanding anything to the contrary in the TTLA 68-50 or this Agreement, royalties are owed with respect to any [***] from the sale or other transfer of the Stack DRAM Product (in the form of a Stack DRAM Product) [***] Stack DRAM Product resulted from [***], or with respect to a Stack DRAM Module containing [***] resulting from [***]. (For example, [***] includes the number of Stack DRAM Products contained in the Stack DRAM Module manufactured [***].)
4.3    Royalty Reporting and Payment. Within sixty (60) days following the end of [***] for so long as any JDP IP Royalties are payable hereunder, NTC shall submit to Micron a written report, which is certified by NTC's chief financial officer as complete and correct, setting forth in reasonable detail, the quantity of each Stack DRAM Product disposed of by NTC and its Affiliates and the applicable JDP IP Royalties due for the immediately preceding [***]. NTC shall pay to Micron all JDP IP Royalties due for such [***] contemporaneously with the submission of such report in accordance with Section 4.5. NTC shall cause each of its Affiliates (other than NTC Subsidiaries) who dispose of Stack DRAM Product in a manner that causes JDP IP Royalties to be due to provide a written report, which is certified by each such Affiliate's chief financial officer as complete and correct, setting forth in reasonable detail such Affiliate's dispositions of Stack DRAM Product and corresponding JDP IP Royalties for the [***] that is the subject of each of the foregoing reports of NTC. NTC shall provide a copy of each report from an Affiliate (other than NTC Subsidiaries) to Micron with submission of NTC's report.
4.4    Audit Rights and Records. Micron shall have the right to have an independent Third Party auditor audit [***], upon reasonable advance written notice, during normal business hours and on a confidential basis subject to the Mutual Confidentiality Agreement, all records and accounts of NTC relevant to the calculation of JDP IP Royalties in the [***] immediately preceding the date of the audit; provided however, NTC shall not be obligated to provide any records and book of accounts existing prior to the Effective Date. NTC shall, and shall cause its Affiliates to, for at least a period of [***] from the date of their creation, keep complete and accurate records and books of accounts concerning all transactions relevant to calculation of JDP IP Royalties in sufficient detail to enable a complete and detailed audit to be conducted. NTC shall cause any Affiliate that disposes of Stack DRAM Product in a manner that causes JDP IP Royalties to be due to keep records and permit an audit of such records consistent with the obligations of NTC hereunder. In the event any such audit determines that JDP IP Royalties have been underpaid by more than [***] in any [***], NTC or its Affiliate shall promptly pay Micron such underpayment amount, together with interest, and reimburse Micron for its reasonable costs and expenses of the audit.
4.5    Reports and Invoices; Payments.
(a)    All reports and invoices under this Agreement may be sent by any method described in Section 10.1 or electronically with hardcopy confirmation sent promptly thereafter by

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any method described in Section 10.1. Such reports and invoices should be sent to the following contacts or such other contact as may be specified hereafter pursuant to a notice sent in accordance with Section 10.1:
(i)    Invoices to NTC:
[***]
Corporate Planning Division
Nanya Technology Corp.
Hwa-Ya Technology Park 669, Fuhsing 3 Rd. Kueishan, Taoyuan, Taiwan, R. O. C.
Fax:        [***]
E-Mail:    [***]

(ii)    Reports to Micron:
[***]
8000 S. Federal Way
P.O. Box 6, MS 1-720
Boise, Idaho, USA 83707-0006
Fax:        [***]
Email:        [***]

(b)    All amounts owed by a Party under this Agreement are stated, calculated and shall be paid in United States Dollars ($ U.S.).
(c)    Payment is due on all amounts properly invoiced within thirty (30) days of receipt of invoice. All payments made under this Agreement shall be made by wire transfer to a Micron bank account designated by the following person or by such other person designated by notice:
Payments to Micron:
[***]
8000 S. Federal Way
P.O. Box 6, MS 1-107
Boise, Idaho, USA 83707-0006
Fax:        [***]
Email:        [***]

4.6    Interest. Any amounts payable to Micron hereunder and not paid within the time period provided shall accrue interest, from the time such payment was due until the time payment is actually received, at the rate of [***], compounded annually or the highest rate permitted by Applicable Law, whichever is lower.

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4.7    Taxes.
(a)    All sales, use and other transfer Taxes imposed directly on or solely as a result of the services, rights licensed or technology transfers or the payments therefor provided herein shall be stated separately on the service provider's, licensor's or technology transferor's invoice, collected from the service recipient, licensee or technology transferee and shall be remitted by service provider, licensor or technology transferor to the appropriate Taxing Authority (“Recoverable Taxes”), unless the service recipient, licensee or technology transferee provides valid proof of tax exemption prior to the Effective Date or otherwise as permitted by Applicable Law prior to the time the service provider, licensor or technology transferor is required to pay such Taxes to the appropriate Taxing Authority. When property is delivered, rights granted and/or services are provided or the benefit of services occurs within jurisdictions in which collection and remittance of Taxes by the service recipient, licensee or technology transferee is required by law, the service recipient, licensee or technology transferee shall have sole responsibility for payment of said Taxes to the appropriate Taxing Authority. In the event any Taxes are Recoverable Taxes and the service provider, licensor or technology transferor does not collect such Taxes from the service recipient, licensee or technology transferee or pay such Taxes to the appropriate Governmental Entity on a timely basis, and is subsequently audited by any Taxing Authority, liability of the service recipient, licensee or technology transferee will be limited to the Tax assessment for such Recoverable Taxes, with no reimbursement for penalty or interest charges or other amounts incurred in connection therewith. Except as provided in Section 4.7(b), Taxes other than Recoverable Taxes shall not be reimbursed by the service recipient, licensee or technology transferee, and each Party is responsible for its own respective income Taxes (including franchise and other Taxes based on net income or a variation thereof), Taxes based upon gross revenues or receipts, and Taxes with respect to general overhead, including but not limited to business and occupation Taxes, and such Taxes shall not be Recoverable Taxes.
(b)    In the event that the service recipient, licensee or technology transferee is prohibited by Applicable Law from making payments to the service provider, licensor or technology transferor unless the service recipient, licensee or technology transferee deducts or withholds Taxes therefrom and remits such Taxes to the local Taxing Authority, then the service recipient, licensee or technology transferee shall [***] and shall pay to the service provider, licensor or technology transferor the [***] and, in the case of [***], after the [***] of any [***] as a result of the payment to the service provider, licensor or technology transferor of [***] the service provider, licensor or technology transferor [***] of any such [***] of any such [***].
4.8    Payment Delay. Notwithstanding anything to the contrary in this Agreement, if requested by Micron by notice in accordance with Section 10.1, NTC will delay making any payments hereunder when due until notified by Micron in accordance with Section 10.1.

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ARTICLE 5
OTHER INTELLECTUAL PROPERTY MATTERS
5.1    Intellectual Properties Retained. Nothing in this Agreement shall be construed to transfer ownership of any intellectual property rights from one Party to another Party.
5.2    Cooperation In Claims Of Patent Infringement. To the extent permissible in accordance with Applicable Law, (i) Micron shall cooperate with and provide commercially reasonable assistance to NTC if any Third Party asserts a patent infringement or other intellectual property infringement claim related to NTC's use of the Background IP or Foundational Know-How of Micron transferred and used within the scope of the license granted hereunder, and (ii) NTC shall cooperate with and provide commercially reasonable assistance to Micron if any Third Party asserts a patent infringement or other intellectual property infringement claim related to Micron's use of the Foundational Know-How of NTC transferred and used within the scope of the license granted hereunder. Such cooperation and assistance could include engaging in discussions involving claim interpretation or prior art but shall not require the cooperating Party to [***] the other Party [***] of or resulting from any such [***] as a [***] any of the [***].
5.3    [***] Relating to NTC Foundry Customers. In the event that (i) NTC begins using a JDP Process Node to design, develop, manufacture, and/or test [***] Products for a Third Party [***] such Third Party [***] as set forth in [***] above, and (ii) such Third Party [***] a [***] in a [***] or any of [***] except where such Third Party [***] in a [***], the Parties agree that:
(a)    NTC shall not have any right under this Agreement to [***] for such Third Party for so long as such Third Party [***]; and
(b)    Micron shall not [***] based solely on [***] using the [***] for such Third Party [***] such Third Party [***] until [***] such Third Party [***].
5.4    [***] Relating to Micron Foundry Products. In the event that (i) Micron begins using NTC Foundational Know How to design, develop, manufacture, and/or test Micron Foundry Products for a Third Party [***] such Third Party [***] a [***] in a [***] or any of [***], and (ii) such Third Party [***] a [***] in a [***] or any of [***] except where such Third Party [***] in a [***], the Parties agree that:
(a)    Micron shall not have any right under this Agreement to [***] for such Third Party for so long as such Third Party [***] in a [***] or any of [***] except where such Third Party [***] in a [***]; and
(b)    NTC shall not [***] based solely on [***] using [***] for such Third Party [***] such Third Party [***] in a [***] or any of [***] except where such Third Party [***] in a [***] until [***] such Third Party [***].

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ARTICLE 6
WARRANTIES; DISCLAIMERS
6.1    No Implied Obligation or Rights. Nothing contained in this Agreement shall be construed as:
(a)    a warranty or representation that any manufacture, sale, lease, use or other disposition of any products based upon any of the IP Rights licensed or technology transferred hereunder will be free from infringement, misappropriation or other violation of any Patent Rights, IP Rights or other intellectual property rights of any Person;
(b)    an agreement to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights or conferring any right to bring or prosecute proceedings against Third Parties for infringement, misappropriation or other violation of rights; or
(c)    conferring any right to use in advertising, publicity, or otherwise, any trademark, trade name or names, or any contraction, abbreviation or simulation thereof, of either Party.
6.2    Third Party Software. Exploitation of any of the rights licensed or technology transferred hereunder may require use of Software owned by a Third Party and not subject to any license granted under any other agreements between Micron and NTC. Nothing in this Agreement shall be construed as granting to any Party, any right, title or interest in, to or under any Software owned by any Third Party. Except as may be specified otherwise in any of the other Joint Venture Documents, any such Software so required is solely the responsibility of each of the Parties. Moreover, should a Party who transfers technology under this Agreement discover after such transfer that it has provided Software to the other Party that it was not entitled to provide, such providing Party shall promptly notify the other Party and the recipient shall return such Software to the providing Party and not retain any copy thereof.
6.3    Disclaimer. EXCEPT AS PROVIDED IN SECTION 6.4, EACH OF NTC AND MICRON DISCLAIMS ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT WITH RESPECT TO ANY TECHNOLOGY, IP RIGHTS, MICRON BACKGROUND IP, OR OTHER RIGHTS OR MATERIALS LICENSED OR TRANSFERRED UNDER THIS AGREEMENT. NEITHER NTC NOR MICRON MAKES ANY WARRANTIES WITH RESPECT TO THE OTHER PARTY'S ABILITY TO: (A) USE ANY OF THE FOREGOING, OR (B) MANUFACTURE OR HAVE MANUFACTURED ANY PRODUCTS BASED THEREON. NEITHER NTC NOR MICRON MAKES ANY WARRANTY, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, THAT THE USE, PRACTICE OR COMMERCIAL

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EXPLOITATION OF ANYTHING PROVIDED PURSUANT TO THIS AGREEMENT WILL NOT INFRINGE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.
6.4    Background IP. Micron represents and warrants to NTC that the Transferred Technology transferred to NTC pursuant to Section 3.1 of the TTLA 68-50 includes the state thereof used by Micron as of the Effective Date in the production of Stack DRAM Products on its or its Affiliates' 68nm Process Node.
ARTICLE 7
LIMITATION OF LIABILITY
7.1    LIMITATION OF LIABILITY. OTHER THAN IN CONNECTION WITH A BREACH OF ARTICLE 8, IN NO EVENT SHALL ONE PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL OR OTHER INDIRECT DAMAGES OR ANY PUNITIVE DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SUCH DAMAGES ARE BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY. THESE LIMITATIONS SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY REMEDY. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES SET FORTH HEREIN ARE AN ESSENTIAL ELEMENT IN THE CONSIDERATION PROVIDED BY EACH PARTY UNDER THIS AGREEMENT.
ARTICLE 8
CONFIDENTIALITY
8.1    Confidentiality Obligations. Subject to the rights expressly granted to the Parties hereunder and any applicable restrictions under this Agreement or the other Joint Venture Documents, all information provided, disclosed or obtained on or after the Effective Date and prior to the Amendment Date in connection with this Agreement, the TTLA 68-50 or the performance of any of the Parties' activities on or after the Effective Date and prior to the Amendment Date under this Agreement or the TTLA 68-50 shall be deemed “Confidential Information” subject to all applicable provisions of the Mutual Confidentiality Agreement. The terms and conditions of this Agreement and the TTLA 68-50 shall be considered “Confidential Information” under the Micron-NTC Mutual NDA for which Micron and NTC shall be considered a “Receiving Party” under such agreement. The Parties acknowledge that Process Technology, JDP Process Nodes, JDP Inventions, JDP Work Product and other information exchanged pursuant to the JDP Agreement or the JDP-CSA Agreement are subject to restrictions on disclosure set forth therein. Information disclosed between the Parties on or after the Amendment Date shall be governed by the Micron-NTC Mutual NDA. If the Micron-NTC Mutual NDA is terminated or expires and is not replaced, then Confidential

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Information provided, disclosed, obtained or accessed in the performance of the Parties' activities under this Agreement on or after the Amendment Date shall continue to be subject to all applicable provisions of the Micron-NTC Mutual NDA notwithstanding such termination or expiration.
8.2    Additional Controls For Certain Information. To the extent any layout and schematics data/databases, scribe line test patterns, internal architecture specifications, test modes and configurations, or similarly sensitive information is provided to a Party under this Agreement, such subject matter shall be stored solely on secure servers and password protected, and such Party shall limit access to such data exclusively to those of its Representatives who have a need to access such data for the purposes of exercising its rights hereunder.
8.3    Micron Background IP and Foundational Know-How.
(a)    NTC may disclose Background IP or Foundational Know-How of Micron to the NTC Qualified Fab under a written obligation of confidentiality that is no less restrictive than that applicable to the Parties under the Mutual Confidentiality Agreement.
(b)    NTC shall not and shall cause the NTC Qualified Fab not to remove any product identification, copyright or other proprietary notices from any of the Background IP or Foundational Know-How of Micron.
(c)    NTC may disclose to its Foundry Customers so much of the Background IP and such Foundational Know-How of Micron that corresponds to the 68nm Process Node, or the 50nm Process Node and that constitutes [***]; provided, however, [***] (as defined in the Mutual Confidentiality Agreement) may be disclosed to any Foundry Customer that is [***]. Each such disclosure shall be made subject to a written obligation of confidentiality on behalf of the Foundry Customer that is no less restrictive than that applicable to NTC under the Mutual Confidential Agreement.
(d)    Should NTC desire to engage the services of a Third Party to assist NTC in the creation of a Stack DRAM Design, or portion thereof, for manufacture under the licenses granted in this Agreement or in the TTLA 68-50, then NTC may disclose to such Third Party so much of the Background IP and Foundational Know-How of Micron as is necessary to such assistance only upon Micron's prior written consent and subject to the terms and conditions of such consent; provided that NTC may disclose to such Third Party so much of the [***] that constitutes [***], without Micron's consent but subject to, in each case, the following requirements: NTC's right to make the foregoing disclosure to such Third Party shall only continue for so long as (i) such Third Party is not a [***] in a [***] Micron or any of its Affiliates and is not [***] or any of its Affiliates [***] (except where such Third Party is a [***] in a [***] Micron or any of Micron's Affiliates [***]), (ii) such Third Party is not [***], and (iii) such Third Party is subject to a written obligation of confidentiality that is no less restrictive than that applicable to NTC under the Mutual Confidential Agreement. For the purpose of this Section 8.3(d), no [***] (as defined in the Mutual Confidentiality Agreement) may be disclosed to any such Third Party that is [***].

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(e)    NTC may disclose to a Process Development Contractor the Background IP and Foundational Know-How of Micron to the limited extent strictly necessary for such Third Party to perform the process development tasks for NTC under the development agreement between the Process Development Contractor and NTC; provided however, that NTC shall not disclose the Transferred Technology (or any portion thereof) to any Process Development Contractor that is [***]. Such development agreement between the Process Development Contractor and NTC shall contain obligations of confidentiality on behalf of the Third Party that are no less restrictive than those applicable to NTC under the Mutual Confidentiality Agreement; provided, however, [***] (as defined in the Mutual Confidentiality Agreement) may be disclosed to any such Third Party that is [***].
(f)    For the avoidance of doubt, as used in Sections 8.3(c), (d) and (e), the phrase [***] does not include [***] if such entity does not [***].
8.4    NTC Foundational Know-How.
(a)    Micron may disclose Foundational Know-How of NTC to Micron Qualified Fabs under a written obligation of confidentiality that is no less restrictive than that applicable to the Parties under the Mutual Confidentiality Agreement.
(b)    Micron shall not and shall cause Micron Qualified Fabs not to remove any product identification, copyright or other proprietary notices from any of the Foundational Know-How of NTC.
(c)    Micron may disclose to its Micron Foundry Product customers so much of the Foundational Know-How of NTC that constitutes [***]. Each such disclosure shall be made subject to a written obligation of confidentiality on behalf of the Micron Foundry Products customer that is no less restrictive than that applicable to the Parties under the Mutual Confidential Agreement.
(d)    Should Micron desire to engage the services of a Third Party to assist Micron in the creation of a Micron Product, a Stack DRAM Design, a Process Node, or portion thereof, then Micron may disclose to such Third Party so much of the Foundational Know How of NTC as is reasonably necessary to such assistance. Such disclosures shall be subject to a written agreement that contains obligations of confidentiality on behalf of the Third Party that are no less restrictive than those applicable to the Parties under the Mutual Confidentiality Agreement.
8.5    Conflicts. To the extent there is a conflict between this Agreement and the Mutual Confidentiality Agreement or the Micron-NTC Mutual NDA, the terms of this Agreement shall control. To the extent there is a conflict between this Agreement and the JDP Agreement, the JDP Agreement shall control. To the extent there is a conflict between this Agreement and the JDP-CSA Agreement, the JDP-CSA Agreement shall control.

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ARTICLE 9
TERM AND TERMINATION
9.1    Term. The term of this Agreement commences on the Effective Date and continues in effect until terminated by mutual agreement; provided, however, that the amendments made to the Second Amended and Restated Technology Transfer and License Agreement by this Agreement commence retroactively on the Amendment Date as if this Agreement had been executed and delivered on the Amendment Date. (The period from the Effective Date until termination is the “Term”).
9.2    Termination of License and/or Agreement.
(a)    In the event that NTC commits a material breach of this Agreement and such breach remains uncured for more than sixty (60) days after notice of the breach, Micron may terminate the licenses granted to NTC under this Agreement by written notice to NTC. In the event that Micron terminates the TTLA 68-50 or the TTLA 20 for material breach, Micron may terminate this Agreement by written notice to NTC. An inadvertent disclosure by one Party or a Party's Representative of the other Party's Confidential Information in violation of this Agreement, the Mutual Confidentiality Agreement or the Micron-NTC Mutual NDA, as applicable, shall not be considered a material breach of this Agreement provided that (i) such Party takes prompt action to retract the disclosure and prevent further similar violations, and (ii) the disclosure was not in intentional or willful disregard of the non-disclosure obligations set forth in this Agreement, in the Mutual Confidentiality Agreement or in the Micron-NTC Mutual NDA.
(b)    If an [***] occurs, Micron may terminate the license granted to NTC under Section 2.1(c) immediately upon notice provided that the conditions for termination set forth in Section 11.5(b) of the Joint Venture Agreement relating to IMI have been met.
(c)    Micron may terminate the licenses granted to NTC under this Agreement upon written notice to NTC in the event that one or more of the following events occur: (i) appointment of a trustee or receiver for all or any part of the assets of NTC; (ii) insolvency or bankruptcy of NTC; (iii) a general assignment by NTC for the benefit of creditor(s); or (iv) dissolution or liquidation of NTC.
(d)    Micron may terminate the licenses granted to NTC under this Agreement upon written notice to NTC in the event that (i) NTC undergoes a Change of Control, or (ii) the NTC Qualified Fab is otherwise acquired, whether de factor or de jure, by any Third Party. NTC shall provide written notice to Micron prior to such Change of Control or such acquisition by a Third Party of the NTC Qualified Fab.
(e)     Micron may terminate the licenses granted to NTC under this Agreement upon written notice to NTC in the event of a breach or default by Nan Ya Plastics Corporation, a

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company incorporated under the laws of the ROC (“Nan Ya Plastics”) of any of its obligations set forth in Sections 1, 2 or 3 of that certain New Finance Agreement dated as of the date hereof by and among Micron, MNL, Numonyx B.V., MSA, MTT, IMI and Nan Ya Plastics.

9.3    Effects of Termination.
(a)    Termination of this Agreement or NTC's license hereunder shall not affect any of the Parties' respective rights accrued or obligations owed before termination. In addition, the following shall survive termination for any reason: Articles 1, 6, 7 and 10 and Sections 2.3, 4.3 through 4.7, 5.1, 8.1, 8.2, 8.3(b), 8.4(b), 8.5 and 9.3.
(b)    Upon termination of NTC's license under this Agreement pursuant to Section 9.2(a), (c), (d) or (e), NTC shall:

(i)
cease all exploitation of the rights terminated, except that NTC may continue to manufacture any work in process at the time of termination, and, for up to [***] after termination, sell any Stack DRAM Products or Stack DRAM Modules that were finished goods at the time of termination or become finished goods made from work in process at the time of termination subject to payment of any applicable JDP IP Royalties thereon consistent with Sections 4.1 through 4.6;

(ii)
on or before the end of such [***] period, destroy all copies of the Background IP or Foundational Know-How licensed to NTC, as applicable, in whatever form received, reproduced or stored, including redacting any such material from any derivatives thereof; and

(iii)    certify to NTC that such exploitation and destruction is complete.
(c)    Upon termination of NTC's license under this Agreement pursuant to Section 9.2(b), NTC shall:
(i)    immediately cease all exploitation of the Background IP and Foundational Know-How of Micron;
(ii)    within [***] of such notice, destroy all copies of the Background IP or Foundational Know-How of Micron, in whatever form received, reproduced or stored, including redacting any such material from any derivatives thereof; and

(iii)	certify to the Micron that such exploitation and destruction is complete.

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ARTICLE 10
MISCELLANEOUS
10.1    Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, or (c) delivery in person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):
If to NTC:        Nanya Technology Corporation
Hwa-Ya Technology Park 669
Fuhsing 3 RD. Kueishan
Taoyuan, Taiwan, ROC
Attention: Legal Department
Fax: 886.3.396.2226

If to Micron:    Micron Technology, Inc.
8000 S. Federal Way
Mail Stop 1-507
Boise, ID 83716
Attention: General Counsel
Fax: 208.368.1309

10.2    Waiver. The failure at any time of a Party to require performance by the other Party of any responsibility or obligation required by this Agreement shall in no way affect a Party's right to require such performance at any time thereafter, nor shall the waiver by a Party of a breach of any provision of this Agreement by the other Party constitute a waiver of any other breach of the same or any other provision nor constitute a waiver of the responsibility or obligation itself.
10.3    Assignment. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each Party hereto; provided, however, that neither this Agreement nor any right or obligation hereunder may be assigned or delegated by either Party in whole or in part to any other Person, including, without limitation, by merger, operation of law, or through the transfer of all or substantially all of the equity, assets, or business of a Party to this Agreement, without the prior written consent of the non-assigning Party. Any purported assignment in violation of the provisions of this Section 10.3 shall be null and void and have no effect.
10.4    Third Party Rights. Nothing in this Agreement, whether express or implied, is intended or shall be construed to confer, directly or indirectly, upon or give to any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenant, condition or other provision contained herein.

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10.5    Force Majeure. The Parties shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by a Force Majeure Event.
10.6    Choice of Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, USA, without giving effect to the principles of conflict of laws thereof.
10.7    Jurisdiction; Venue. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in a state or federal court of competent jurisdiction located in the State of California, USA, and each of the Parties to this Agreement hereby consents and submits to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by Applicable Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.
10.8    Headings. The headings of the Articles and Sections in this Agreement are provided for convenience of reference only and shall not be deemed to constitute a part hereof.
10.9    Export Control. Each Party agrees that it will not knowingly: (a) export or re‑export, directly or indirectly, any technical data (as defined by the U.S. Export Administration Regulations) provided by the other Party or (b) disclose such technical data for use in, or export or re-export directly or indirectly, any direct product of such technical data, including Software, to any destination to which such export or re-export is restricted or prohibited by United States or non‑United States law, without obtaining prior authorization from the U.S. Department of Commerce and other competent Government Entities to the extent required by Applicable Laws.
10.10    Entire Agreement. This Agreement, together with its Schedules and the agreements and instruments expressly provided for herein, including the applicable terms of the other Joint Venture Documents, constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior agreements, amendments and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof, provided that, in the event that any right, obligation or other provision of this Agreement conflicts with any right, obligation or provision of that certain Waiver and Consent Side Letter Agreement, entered into by and between the Parties and effective October 11, 2012, as amended, the Waiver and Consent Side Letter Agreement shall prevail, and the Parties shall conduct their affairs to give effect to such rights, obligations or provisions as are set forth in the Waiver and Consent Side Letter Agreement.
10.11    Severability. Should any provision of this Agreement be deemed in contradiction with the laws of any jurisdiction in which it is to be performed or unenforceable for any reason, such provision shall be deemed null and void, but this Agreement shall remain in full force in all other respects. Should any provision of this Agreement be or become ineffective because of changes

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in Applicable Laws or interpretations thereof, or should this Agreement fail to include a provision that is required as a matter of law, the validity of the other provisions of this Agreement shall not be affected thereby. If such circumstances arise, the Parties hereto shall negotiate in good faith appropriate modifications to this Agreement to reflect those changes that are required by Applicable Law.
10.12    Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature pages follow.]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

MICRON TECHNOLOGY, INC.

By:	/s/ Michael W. Sadler
Name: Michael W. Sadler
Title: Vice President of Corporate Development

THIS IS A SIGNATURE PAGE FOR THE THIRD AMENDED AND RESTATED TECHNOLOGY TRANSFER AND LICENSE AGREEMENT ENTERED INTO BY AND BETWEEN MICRON AND NTC

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NANYA TECHNOLOGY CORPORATION

By:	/s/ Charles Kau
Name: Charles Kau
Title: President

THIS IS A SIGNATURE PAGE FOR THE THIRD AMENDED AND RESTATED TECHNOLOGY TRANSFER AND LICENSE AGREEMENT ENTERED INTO BY AND BETWEEN MICRON AND NTC